UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2020

Consolidated Edison, Inc.
(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

Consolidated Edison Company of New York, Inc.
(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Consolidated Edison, Inc., Common Shares ($.10 par value)	ED	New York Stock Exchange

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form
8-K
is a combined report being filed separately by two different registrants: Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York”). Con Edison of New York is a wholly-owned subsidiary of Con Edison and, as such, the information in this Current Report about Con Edison of New York also applies to Con Edison. Con Edison of New York makes no representation as to the information contained in this Current Report relating to Con Edison or the subsidiaries of Con Edison other than itself.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On September 17, 2020, the Board of Directors of Con Edison and the Board of Trustees of Con Edison of New York each announced that Timothy Cawley will succeed John McAvoy as President and Chief Executive Officer of Con Edison and as Chief Executive Officer of Con Edison of New York, effective January 1, 2021. Mr. McAvoy will retire from each position effective December 31, 2020 and will continue to serve as Chairman of the Board of Directors of Con Edison and Chairman of the Board of Trustees of Con Edison of New York.
Timothy Cawley, age 55, is currently the president of Con Edison of New York. He joined Con Edison of New York in 1987 and has served in a variety of leadership roles, including serving as president and chief executive officer of Orange and Rockland Utilities, Inc., a subsidiary of Con Edison, and for Con Edison of New York, serving as Senior Vice President of Central Operations, Vice President of Substation Operations, Vice President of Bronx and Westchester Electric Operations, General Manager of Transmission Operations and Section Manager of Auditing.
On September 17, 2020, the Board of Trustees of Con Edison of New York appointed Matthew Ketschke as President of Con Edison of New York, effective January 1, 2021. Mr. Ketschke is currently Senior Vice President of Customer Energy Solutions. He joined Con Edison of New York in 1995 and has previously served as Vice President of Distributed Resource Integration, Vice President of Manhattan Electric Operations, Director of the Learning Center and General Manager of Electric Operations.
As of the date of this report, no new compensatory arrangement has been entered into with Mr. Cawley. If any new compensatory arrangement is entered into, the material terms of such arrangement will be disclosed in a subsequent filing.
A copy of the press release announcing these matters is also filed herewith as Exhibit 99 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99	Press Release, dated September 17, 2020

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.
CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By:	/s/ Robert Hoglund
Robert Hoglund
Senior Vice President and Chief Financial Officer
Date: September 17, 2020